 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 23, 2017
TOR Minerals International, Inc. (Exact Name of Registrant as Specified in Its Charter) Delaware (State or Other Jurisdiction of Incorporation)
0-17321 (Commission File Number) 722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	74-2081929 (IRS Employer Identification No.) 78402 (Zip Code)
(361) 883-5591 (Registrant's Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s/s230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (s/s240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 8.01           OTHER EVENTS.

On October 23, 2017, TOR Minerals International, Inc. (Nasdaq: TORM), a global producer of high performance specialty mineral, announced today that the company plans to release results for its third quarter ended September 30, 2017, after the Market closes on Thursday, October 26, 2017.  Olaf Karasch, President and CEO, will host a conference call at 5:00 p.m. Eastern, 4:00 p.m. Central, that day to discuss the company's results.

Investors and interested parties may participate in the call by dialing 877-407-8033. A live and archived webcast of the conference call will be available via the News section of the company's website, http://www.torminerals.com.

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transaction Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
	Exhibit Number	Description
	99.1	Press Release, dated October 23, 2017, announcing the webcasting of the Company's third quarter 2017 financial results
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: October 24, 2017		/s/ BARBARA RUSSELL
Barbara Russell Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 23, 2017, announcing the webcasting of the Company's third quarter 2017 financial results